Fees Summary	Jan. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 100,000,000.00
Previously Paid Amount	846.25
Total Fee Amount	1,160.76
Total Offset Amount	0.00
Net Fee	$ 314.51